Income Tax (Tables)	12 Months Ended
Oct. 31, 2022
Income Tax Disclosure [Abstract]
Schedule of net taxable income (losses) before income taxes and its provision for income taxes
	Years Ended
	October 31, 2022	October 31, 2021	October 31, 2020
Income (loss) attributed to China	(16,832,172)	2,002,809	3,839,535
PRC statutory tax rate	25%	25%	25%
Income tax expense at statutory rate	-	500,702	959,884
Reconciliation	(71)	46,123	14,509
Income tax expense/ (benefit)	(71)	546,825	974,393